Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

American Credit Acceptance, LLC 961 East Main Street Spartanburg, South Carolina 29302

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by American Credit Acceptance, LLC (“ACA” or the “Company”) and Wells Fargo Securities, LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of American Credit Acceptance Receivables Trust 2018-2.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Receivable File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

At the instruction of the Company, we accessed the “Company Website” (https://secureftp.spartanfinancialpartners.com) on  May 17, 2018 and obtained an automobile receivables listing (the “Automobile Receivable Listing”) with respect to 10,827 automobile receivables. At the Company’s instruction, we randomly selected 100 receivables from the Automobile Receivable Listing that indicated a “booking date” (as set forth on the Automobile Receivable Listing) on or after May 15, 2017 (the “Initial Selected Receivables”).

Further, at the instruction of the Company, we accessed the Company Website on May 22, 2018 and obtained a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of May 15, 2018, with respect to 10,715 automobile receivables, including 70 of the 100 Initial Selected Receivables (the “Statistical Receivable File”).  At the Company’s instruction, we randomly selected an additional 30 automobile receivables from the Statistical Receivable File that (i) were not an Initial Selected Receivable and (ii) indicated a “booking date” (as set forth on the Statistical Receivable File) on or after May 15, 2017 (the “Additional Selected Receivables”).  The remaining 70 Initial Selected Receivables and each of the Additional Selected Receivables are collectively hereinafter referred to as the “Sample Receivables.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

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                                             Characteristics
1. Vehicle identification number (“VIN”) 2. Contract date 3. Original amount financed 4. Original term to maturity 5. Annual percentage rate (“APR”)	6. Original monthly P&I payment 7. Model type (new/used) 8. State (customer) 9. FICO score 10. Custom score

We compared Characteristics 1. through 5. to the corresponding information set forth on or derived from the Installment Sales Contract (the “Contract”) and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 6. and 7. to the corresponding information set forth on or derived from the Contract and to one of the Company’s originating systems (collectively, the “Originating System”).

We compared Characteristic 8. to the corresponding information set forth on the Servicing System.

We compared Characteristics 9. and 10. to the corresponding information set forth on the Originating System.

Further, we compared Characteristic 1. to the Title Certificate, Title Application, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”).

At the instruction of the Company, for purposes of our procedures:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be in agreement;

•
with respect to Characteristic 4., differences of one month or less are deemed to be in agreement.  Further, for those Sample Receivables that indicated an extension to the original term to maturity on the Servicing System, we compared the original term to maturity (as set forth on the Statistical Receivable File) to the related “un-extended” original term to maturity.  Such “un-extended” original term to maturity was derived by subtracting the number of months such contract’s original term to maturity was extended (as set forth on the Servicing System) from the original term to maturity (as set forth on the Servicing System);

•
with respect to Characteristic 7., for those Sample Receivables that (i) did not indicate a model type on the Contract or the Contract did not agree to the Statistical Receivable File, we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Contract or, if the odometer reading was not identified on the Contract, from the Title Certificate, Odometer Disclosure Statement or “Purchase Agreement” or (ii) did not indicate a model type on the Originating System, we were instructed by the Company to ascertain the model type based on the odometer reading stated on the Originating System.  We were further instructed that if an odometer reading noted on either the Contract, Title Certificate, Odometer Disclosure Statement, Purchase Agreement or Originating System, as applicable, was (i) greater than or equal to 100 miles, the model type would be noted as “Used” or (ii) less than 100 miles, the model type would be noted as “New;” and

•
with respect to Characteristic 9., a FICO score indicated on the Statistical Receivable File as “0” or “NULL” was deemed to be in agreement with a FICO score of “blank,” “0,” “9001,” “9002,” “9003” or “UNK” as set forth on the Originating System;

•
with respect to Characteristic 10., for those Sample Receivables that indicated (i) “ACA,” “AFN,” “AFL,” “AN” or “SPS” (as set forth in the LOB field of the Statistical Receivable File), we compared the custom score (as set forth on the Statistical Receivable File) to the “Panda Score” (as set forth on the Originating System) or (ii) “CarMax” (as set forth in the LOB field of the Statistical Receivable File), we compared the custom score (as set forth on the Statistical Receivable File) to the “Mountain Score” (as set forth on the Originating System).

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of or noted the following:

•	a Title Certificate (as defined above);

•	the security interest of ACA or “Auto Finance” is indicated on a Title Certificate;

•	a Credit Application or an Application for Financing (collectively, the “Application”);

•	Credit Report for the borrower and co-borrower (if applicable);

•	Truth-in-Lending Disclosure Statement; and

•
a Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary, Carmax Contract, Personal Automobile Insurance Policy, Auto Insurance Confirmation or Insurance Policy Retrieval & Online Engine (collectively, the “Agreement to Provide Insurance”) for Sample Receivables with an original amount financed (as set forth on the Contract) greater than or equal to $5,000.00.

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents.  In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above mentioned Receivable Documents.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct,

and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 1, 2018